SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 13, 2003


                         VECTREN UTILITY HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Indiana                  1-16739              35-2104850
           -------                  -------              ----------
  (State of Incorporation)  (Commission File Number)  (I.R.S. Employer
                                                       Identification No.)


     20 N.W. Fourth Street, Evansville, Indiana              47708
     ------------------------------------------              -----
    (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (812) 491-4000


                                       N/A
             (Former name or address, if changed since last report.)



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Item 9.  Regulation FD Disclosure

On March 13, 2003, Vectren Corporation (the Company), the parent company of Vectren Utility Holdings, Inc. (VUHI), released financial information to the investment community regarding the Company's results of operations for the years ended December 31, 2002, 2001, and 2000. Results for the years ended December 31, 2001 and 2000 have been restated. The Vectren Corporation press release is included herein as Exhibit 99-1. This information does not include footnote disclosures and should not be considered complete financial statements.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

Item 7.  Exhibits

99-1    Press Release - Vectren Corporation Reports Final 2002 Earnings

99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         VECTREN UTILITY HOLDINGS, INC.
March 14, 2003


                                        By:  /s/ M. Susan Hardwick
                                        ----------------------------------------
                                        M. Susan Hardwick
                                        Vice President and Controller





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